Interest and Other Expenses (Tables)	12 Months Ended
Dec. 31, 2014
Interest and Other Expenses [Abstract]
Interest and other expenses

Interest and other expenses consisted of the following:

Year Ended December 31	2014	2013	2012
Interest expense	$35.9	$37.1	$41.8
Interest income	(4.4)	(3.7)	(6.6)
Foreign exchange (gain) loss	(2.2)	2.3	0.9
Miscellaneous expenses, net	9.0	0.7	7.2
Interest and other expenses	$38.3	$36.4	$43.3